SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549





                            FORM 8-K




                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                 Date of Report:  August 5, 2004
               (Date of earliest event reported)


                   BIO-RAD LABORATORIES, INC.
  ________________________________________________________________
     (exact name of registrant as specified in its charter)


                       Commission File: 1-7928

      Delaware                                  94-1381833
  ________________________________________________________________
    (State or other                         (I.R.S. Employer
    jurisdiction of                        Identification No.)
   incorporation or
     organization)



                     1000 Alfred Nobel Dr.
                   Hercules, California 94547
  ________________________________________________________________
    (Address of Principal executive offices, including zip code)

                         (510) 724-7000
  ________________________________________________________________
      (Registrant's telephone number, including area code)






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  ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       The information in Item 12 of this Report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 12 of Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

       On August 5, 2004, Bio-Rad Laboratories, Inc. announced its results of operations and financial condition as of and for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as
  Exhibit 99.1 and is incorporated herein by reference.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
  EXHIBITS.


       (c)  Exhibits

  Exhibit
  Number                            Description

  99.1 Press Release for second quarter financial results of Bio-Rad Laboratories, Inc., dated August 5, 2004. This exhibit is being furnished pursuant to Item 12 of Form 8-K.

                                 SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIO-RAD LABORATORIES,INC.



  Date:  August 6, 2004              By: /s/ James R. Stark
                                            James R. Stark
                                            Corporate Controller

                              EXHIBIT INDEX

  Exhibit
  Number                       Description


  99.1 Press Release for second quarter financial results of Bio-Rad Laboratories, Inc., dated August 5, 2004. This exhibit is being furnished pursuant to Item 12 of Form 8-K.







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